UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 23, 2007
                                                --------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2007-NC1
              -----------------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC, successor-in-interest by merger to
                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)

          Delaware                333-130694-18                 20-8734615
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(State or other jurisdiction       (Commission                (IRS Employer
of incorporation of depositor)     File Number              Identification No.
                                of issuing entity)             of depositor)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices                         (Zip Code
          of depositor)                                       of depositor)

Registrant's telephone number, including area code   (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
           ------------------------------------------

On August 23, 2007, Morgan Stanley ABS Capital I Inc. entered into the Omnibus Amendment (the "Amendment") to the Pooling and Servicing Agreement, dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley ABS Capital I Inc., as Depositor, Countrywide Home Loans Servicing LP, as a Servicer, Saxon Mortgage Services, Inc., as a Servicer, NC Capital Corporation, as a Responsible Party, and Deutsche Bank National Trust Company, as Trustee, relating to the Morgan Stanley ABS Capital I Inc. Trust 2007-NC1, Mortgage Pass-Through Certificates, Series 2007-NC1. The Amendment provides the Servicers with greater flexibility in entering into modifications of mortgage loans that are in default or as to which default is reasonably foreseeable. The full text of the Amendment is attached as Exhibit 4.2 to this Current Report on Form 8-K. Any terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

4.2 Omnibus Amendment to the Pooling and Servicing Agreement, dated as of January 1, 2007, among Morgan Stanley ABS Capital I Inc., as Depositor, Countrywide Home Loans Servicing LP, as a Servicer, Saxon Mortgage Services, Inc., as a Servicer, NC Capital Corporation, as a Responsible Party, and Deutsche Bank National Trust Company, as Trustee, relating to the Series 2007-NC1 Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 27, 2007                     MORGAN STANLEY ABS CAPITAL I INC.


                                          By:   /s/ Steven Shapiro
                                             -----------------------------------
                                             Name:  Steven Shapiro
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

4.2               Omnibus Amendment to the Pooling and                  (E)
                  Servicing Agreement, dated as of
                  January 1, 2007, among Morgan Stanley
                  ABS Capital I Inc., as Depositor,
                  Countrywide Home Loans Servicing LP,
                  as a Servicer, Saxon Mortgage
                  Services, Inc., as a Servicer, NC
                  Capital Corporation, as a Responsible
                  Party, and Deutsche Bank National
                  Trust Company, as Trustee, relating to
                  the Series 2007-NC1 Certificates.